UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 25, 2007

HOMEBANC CORP.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code:	(404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to JPMorgan Aggregation Facility

On April 25, 2007, HomeBanc Corp. (“HomeBanc”) and HomeBanc Mortgage Corporation (“HBMC”) entered into Amendment No. 1 (the “JPMorgan Amendment”) to the Master Repurchase Agreement dated as of January 23, 2007 (as amended, the “JPMorgan Repurchase Agreement”) by and among JPMorgan Chase Bank, N.A. (“JPMorgan”), as Buyer, HBMC and HomeBanc. The JPMorgan Amendment clarified the security interest of the Buyer in collateral securing borrowings by HomeBanc and HBMC under the JPMorgan Repurchase Agreement. HBMC is a wholly-owned subsidiary of HomeBanc. A copy of the JPMorgan Amendment is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 1 to Master Repurchase Agreement dated as of April 25, 2007 between JPMorgan Chase Bank, N.A; HomeBanc Mortgage Corporation and HomeBanc Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 27, 2007

HOMEBANC CORP.

		By:	/s/ ALANA L. GRIFFIN
		Name:	Alana L. Griffin
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Master Repurchase Agreement dated as of April 25, 2007 between JPMorgan Chase Bank, N.A; HomeBanc Mortgage Corporation and HomeBanc Corp.